Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 18, 2019, is entered into by and between iMedia Brands, Inc., a Minnesota corporation (the “Company”), and Shaq-ABG, LLC, a Delaware limited liability company (“Investor”).

WHEREAS, Investor is the holder of a Restricted Stock Unit Award Agreement dated as of the date hereof to acquire up to 4,000,000 shares of Common Stock (the “Restricted Stock Unit Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.                   Certain Definitions.

In addition to the terms defined elsewhere in this Agreement, the following terms, as used herein, shall have the following meanings:

“Affiliate” of any Person means any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) as used with respect to any Person means the possession, directly or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Business Day” means any day other than Saturday, Sunday or other day that the Commission is closed for business.

“Common Stock” means common stock, par value $0.01 per share, of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means, individually, (i) Investor, and (ii) any direct or indirect transferee of such Registrable Common Stock from Investor. For purposes of this Agreement, the Company may deem and treat the registered holder of Registrable Common Stock as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof) or any other entity.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Common Stock covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.

“Registrable Common Stock” means all of 4,000,000 shares of Common Stock issuable pursuant to the Restricted Stock Unit Award Agreement, and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means any registration statement of the Company filed with the SEC under the Securities Act which covers any of the Registrable Common Stock pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“SEC” or “Commission” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.

Section 2.                   Registrations.

(a)                Right to Demand Registration.

(i)               At any time and from time to time after the first year anniversary of the date hereof, Holder may request registration under the Securities Act of Registrable Common Stock (a “Demand Registration”); provided, that the Holder may not make in the aggregate more than two (2) Demand Registrations under this Agreement; provided, further, that no such Demand Registration may be required unless the Holder seeks to include at least one million (1,000,000) shares of Registrable Common Stock in such Demand Registration. Following such request for Demand Registration, the Company shall, as soon as practicable, and in any event within 60 days after the date such request is given by Holder, file a Registration Statement covering all Registrable Common Stock that Holder requested to be registered in accordance with Section 3, and in each case, subject to the limitations of Subsections 2(a)(iii) and 2(a)(iv). As soon as reasonably practicable thereafter but in no event later than 60 days following the filing of the Registration Statement (90 days in the event of a full review of the Registration Statement by the SEC), the Company shall use its best efforts to effect such registration and any related qualification or compliance with respect to all Registrable Common Stock.

(ii)               After the Demand Registration that has been filed with the SEC pursuant to clause (i) of this Section 2(a) has been declared effective by the SEC, the Company shall use its reasonable best efforts to keep such Demand Registration effective for a period equal to 180 days from the such effective date (or if such Demand Registration is not effective during any period within such 180 days, such 180-day period shall be extended by the number of days during such period when such Demand Registration is not effective), or such shorter period that shall terminate when all of the Registrable Common Stock covered by such Demand Registration have been sold pursuant to such Demand Registration.

(iii)              Notwithstanding the foregoing obligations, if the Company furnishes to Holder a certificate (such certificate to be furnished promptly) signed by the Company’s chief executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would be materially detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore necessary to defer the filing of such registration statement, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than 90 days after the request of Holder is given.

(iv)              Holder shall not distribute the Registrable Common Stock covered by the Demand Registration by means of an underwriting.

(b)                Piggyback Registration.

(i)               The Company shall notify Holder at least 15 days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, Registration Statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) (a “Piggyback Registration”) and will afford Holder an opportunity to include in such Registration Statement all Registrable Common Stock held by Holder. If Holder desires to include in any such registration statement all of its Registrable Common Stock it shall, within 10 days after the above-described notice from the Company, so notify the Company in writing. If Holder decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by the Company, Holder shall nevertheless continue to have the right to include any Registrable Common Stock in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(ii)              Within 20 days after the Company’s receipt of notice of the election of Holder to include all of its Registrable Securities in any Registration Statement pursuant to Section 2(b)(i), the Company within 20 days after receipt of such notice, Company, subject to the limits contained in this Section 2(b), shall use commercially reasonable efforts to cause all such Registrable Common Stock of Holder to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Common Stock; provided, however, that if the Company is advised in writing in good faith by any managing underwriter of the Company’s securities being offered in a public offering pursuant to such registration statement that the amount to be sold by persons other than the Company is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the account of Holder to a number deemed satisfactory by such managing underwriter.

(iii)             At any time, the Company shall have the right to terminate or withdraw any Registration Statement referred to in this Section 2(b) whether or not Holder has elected to include Registrable Common Stock in such registration; provided, however, the Company must provide Holder prompt written notice of such termination if Holder had elected to include its Registrable Common Stock in such Registration Statement.

(iv)             The Holder will be permitted to withdraw all or part of the Registrable Common Stock from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

(c)               Termination of Registration Rights. The right of Holder to request registration or inclusion of Registrable Common Stock in any registration pursuant to Section 2(a) or Section 2(b) shall terminate upon such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of Holder’s shares without limitation during a three-month period without registration.

(d)               If a Holder requests that its Registrable Common Stock be registered pursuant to this Agreement, the Company will have the right to include in any such registration and offering all shares of registrable securities held by any holder of Common Stock; provided, that such other registrable securities may be included in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Common Stock of Holder that are included.

Section 3.                   Registration Procedures.

Whenever Holder requests that its Registrable Common Stock be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect and maintain the registration and the sale of such Registrable Common Stock in accordance with the intended methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a)                furnish to Holder (without charge) such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as Holder may reasonably request in order to facilitate the disposition of the Registrable Common Stock owned by Holder, and the Company consents to the use of such Prospectus by Holder in connection with the offering and sale of Registrable Common Stock covered by such Prospectus;

(b)                furnish to Holder, copies of all such documents filed, including, if requested by Holder, documents incorporated by reference in the Prospectus and, if requested by Holder, the exhibits incorporated or deemed incorporated by reference, and such other documents as Holder may reasonably request in order to facilitate its disposition of its Registrable Common Stock;

(c)                prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period not less than 180 days, or such shorter period as is necessary to complete the distribution of the securities covered by such Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto the Company, to the extent commercially reasonable, will furnish to the Holder copies of all such documents proposed to be filed, which documents will be subject to the review of the Holder to the extent they modify or provide new information regarding Holder or the plan of distribution (“Holder Modified Filings”), and the Company will not file any such Holder Modified Filings (excluding such documents that, upon filing, will be incorporated or deemed to be incorporated by reference therein) to which the Holder shall reasonably object;

(d)                use its reasonable best efforts to register or qualify such Registrable Common Stock under such other securities or blue sky laws of such jurisdictions as Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Holder to consummate the disposition in such jurisdictions of the Registrable Common Stock owned by Holder (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction unless the Company is already subject to such service);

(e)                notify Holder, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the Registration Statement, including the Prospectus contained therein, contains an untrue statement of a material fact or omits any fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of Holder, the Company shall prepare a supplement or amendment to such Registration Statement so that, as thereafter delivered to the purchasers of such Registrable Common Stock, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(f)                 subject to receipt of reasonably acceptable confidentiality agreements, make available, for inspection by a representative of Holder, and any attorney, accountant or other agent retained by Holder, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and independent accountants to supply all information reasonably requested by Holder or such attorney, accountant or agent in connection with such Registration Statement;

(g)                to use its reasonable best efforts to cause all such Registrable Common Stock to be listed on each securities exchange on which securities of the same class issued by the Company are then listed or, if no such similar securities are then listed, on a national securities exchange selected by the Company;

(h)                provide a transfer agent and registrar for all such Registrable Common Stock and provide a CUSIP number for all such Registrable Common Stock not later than the effective date of such Registration Statement;

(i)                 if requested, cause to be delivered, immediately prior to the effectiveness of the Registration Statement), letters from the Company’s independent certified public accountants addressed to Holder (unless Holder does not provide to such accountants the appropriate representation letter required by rules governing the accounting profession), stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

(j)                 make generally available to its stockholders a consolidated earnings statement (which need not be audited) for the 12 months (or, if applicable, such shorter period that the Company has been in existence) beginning after the effective date of a Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act and Rule 158 thereunder;

(k)                use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Common Stock for sale in any jurisdiction and, if such an order or suspension is issued, to use reasonable efforts to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Holder of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose;

(l)                 promptly notify Holder:

(i)               when the Registration Statement, pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(ii)               of any written request by the SEC for amendments or supplements to the Registration Statement or Prospectus;

(iii)             of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(iv)             of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Common Stock for sale under the applicable securities or blue sky laws of any jurisdiction;

(m)               at all times after the Company has filed a registration statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and take such further action as Holder may reasonably request, all to the extent required to enable Holder to be eligible to sell Registrable Common Stock pursuant to Rule 144 under the Securities Act (or any similar rule then in effect); and

(n)               as a condition to being included in any Registration Statement, the Company may require Holder to furnish to the Company any other information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

Holder agrees by having its stock treated as Registrable Common Stock hereunder that, upon notice of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading (a “Suspension Notice”), Holder will forthwith discontinue disposition of Registrable Common Stock until Holder is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 3(f) hereof, and, if so directed by the Company, Holder, at its option, either will destroy or deliver to the Company (at the Company’s sole expense) all copies, other than permanent file copies then in Holder’s possession, of the Prospectus covering such Registrable Common Stock current at the time of receipt of such notice; provided, however, that such postponement of sales of Registrable Common Stock by Holder shall not exceed 30 days in the aggregate in any three-month period or 90 days in the aggregate in any one year except as a result of a refusal by the SEC to declare any post-effective amendment to the Registration Statement effective after the Company has used commercially reasonable efforts to cause such post-effective amendment to be declared effective, in which case the Company shall terminate the suspension of the use of the Registration Statement immediately following the effective date of the post-effective amendment. If the Company shall give any notice to suspend the disposition of Registrable Common Stock pursuant to a Prospectus, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date Holder either is advised by the Company that the use of the Prospectus may be resumed or receives the copies of the supplemented or amended Prospectus. In any event, the Company shall not be entitled to deliver more than two Suspension Notices in any one year.

Section 4.                   Registration Expenses.

(a)                All fees and expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing application fees, printing, word processing, telephone, messenger and delivery expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”) (but not including any fees and expenses of counsel representing Holder, which shall be borne by Holder), shall be borne by the Company (whether or not any Registration Statement is declared effective or any of the transactions described herein is consummated). In addition, the Company shall pay the expense of any annual audit or quarterly review. The obligation of the Company to bear the Registration Expenses described in Section 4(a) shall apply only to two Demand Registrations and unlimited Piggyback Registrations irrespective of whether a registration, once properly demanded, if applicable, is withdrawn by Holder.

Section 5.

Section 6.                   Indemnification.

(a)                The Company shall indemnify and hold harmless, to the fullest extent permitted by law, Holder, its officers, directors, partners, managers, members, equity holders and Affiliates, employees and agents of Holder, and each Person, if any, who controls Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against all losses, claims, damages, liabilities, judgments and expenses (including, without limitation, the reasonable fees (including attorneys’ fees) and other expenses incurred in connection with any suit, action, investigation or proceeding or any claim asserted) caused by, arising out of, in connection with or based upon, any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus (including any preliminary Prospectus) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, applicable “blue sky” laws or any rule or regulation promulgated thereunder, except insofar as the same are made in reliance and in conformity with information relating to Holder furnished in writing to the Company by Holder expressly for use therein or caused by Holder’s failure to deliver to Holder’s immediate purchaser a copy of the Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished Holder with a sufficient number of copies of the same.

(b)                In connection with any Registration Statement in which Holder is participating, Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall indemnify, to the fullest extent permitted by law, the Company, its officers, directors, Affiliates, and each Person who “controls” the Company within the meaning of the Securities Act (excluding Holder itself, if applicable), against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to Holder furnished in writing to the Company by Holder expressly for use therein or caused by Holder’s failure to deliver to Holder’s immediate purchaser a copy of the Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished Holder with a sufficient number of copies of the same. In no event will the liability of Holder hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by Holder upon the sale of the Registrable Common Stock giving rise to such indemnification obligation.

(c)                Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. Unless in such indemnified party’s reasonable judgment it determines that a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, such indemnifying party shall assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel total for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to another indemnified party with respect to such claim. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise (i) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or (ii) which includes any statement of admission of fault, culpability or failure to act by or on behalf of such indemnified party. The indemnifying party shall not be entitled to assume or maintain control of the defense of any claim if (i) the claim relates to or arises in connection with any criminal proceeding, action, indictment or allegation, (ii) the claim seeks an injunction or equitable relief against the indemnified party or any of its Affiliates or (iii) the indemnifying party has failed or is failing to prosecute or defend the claim.

(d)                The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Common Stock or the termination of this Agreement.

(e)                If the indemnification provided for in or pursuant to this Section 5 is unavailable, unenforceable or insufficient to hold harmless any indemnified Person in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by each such party’s respective intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Section 7.                   Rule 144.

The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in accordance with the requirements of the Securities Act and the Exchange Act and it will take such further action as Holder may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act, to the extent required to enable Holder to sell Registrable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of Holder, the Company will deliver to Holder a written statement as to whether it has complied with such information and requirements.

Section 8.                   Miscellaneous.

(a)                Notices. Any notice or other communication required or permitted to be given under this Agreement shall be in writing, shall be delivered personally, by registered or certified mail, postage prepaid, or by overnight courier; and shall be deemed given (i) upon delivery, if delivered personally; (ii) 3 days after deposit in the mails, if mailed; or (iii) the next Business Day, if delivered by overnight courier, to the following addresses:

If to the Company:

iMedia Brands, Inc.

6740 Shady Oak Road

Eden Prairie, MN 55344

Attention: General Counsel

If to Investor:

ABG-Shaq, LLC
c/o Authentic Brands Group, LLC

1411 Broadway, 4th Floor

New York, NY 10018

Attention: General Counsel

Email: legaldept@authenticbrandsgroup.com

If to a transferee Holder, to the address of Holder set forth in the transfer documentation provided to the Company; or such other address or facsimile number as any such party (or transferee) may hereafter specify for the purpose by notice to the other parties.

(b)                No Waivers. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be exclusive, unless otherwise provided by applicable law.

(c)                Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The registration rights set forth in this Agreement are transferable to each transferee of Registrable Common Stock. Each subsequent holder of Registrable Common Stock must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

(d)                Governing Law; Venue. This Agreement shall be construed and enforced in accordance with the substantive laws of the State of Minnesota, without reference to principles of conflicts of law. Each of the parties irrevocably submits to the exclusive jurisdiction and venue of the state or federal courts located in Minnesota, in any action or proceeding arising out of, or relating to, this Agreement, irrevocably consents to the service of process by registered mail or personal service and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court, and agrees not to bring any action or proceeding arising out of, or relating to, this Agreement in any other court unless and until the foregoing court renders a final order that it lacks, and cannot acquire, the necessary jurisdiction, and either all appeals have been exhausted or the order is no longer appealable. Each of the parties irrevocably waives, to the fullest extent permitted by applicable law, any defense of inconvenient forum to the maintenance of any action or proceeding so brought, any objection which it may have or hereafter have as to personal jurisdiction, the laying of the venue of any such action or proceeding brought in any such court and waives any bond, surety or other security that might be required of any other Party with respect thereto.

(e)                Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(f)                 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, and by the parties in separate counterparts and delivered by facsimile or other means of electronic transmission (including PDF) each of which shall be deemed to be one and the same instrument and an original document.

(g)                Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties hereto with respect to the transactions contemplated herein. Other than as expressly provided in this Agreement, no provision of this Agreement or any other agreement contemplated hereby is intended to confer on any Person other than the parties hereto any rights or remedies.

(h)                Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

(i)                 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or third party beneficiary hereto. Upon such a determination, the parties and any applicable third-party beneficiaries hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(j)                 Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of both parties.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each party hereto as of the date first written above.

COMPANY:

iMEDIA BRANDS, INC.

By:	/s/ Timothy A. Peterman
Name: Timothy A. Peterman
Title: Chief Executive Officer

INVESTOR:

ABG-SHAQ, LLC

By:	/s/ Jay Dubiner
Name: Jay Dubiner
Title: General Counsel

[Signature Page to Registration Rights Agreement]